                                  EXHIBIT 21.1
                     SUBSIDIARIES OF MEDIANEWS GROUP, INC.

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SUBSIDIARIES                                 STATE OF INCORPORATION     NAMES UNDER WHICH IT CONDUCTS BUSINESS
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
CIP's Marketing Group, Inc.                  California                 --

Los Angeles Daily News Publishing
Company                                      Delaware                   The Daily News
                                                                        Vecinos Del Valle

Long Beach Publishing Company                Delaware                   Long Beach Press-Telegram
                                                                        El Economico
                                                                        Star Watch

Las Cruces Publishing Company                Delaware                   Las Cruces Sun-News
                                                                        Silver City Sun-News
                                                                        The Deming Headlight
                                                                        Vos del Valle
                                                                        The Shopping Times

Northwest New Mexico Publishing
Company                                      Delaware                   The Daily Times

Graham Newspapers, Inc.                      Delaware                   The Graham Leader
                                                                        The Lake County Sun
                                                                        The Jacksboro Gazette
                                                                        The Jack County Herald
                                                                        Lake County Shopper
                                                                        The Olney Enterprise
                                                                        KSWA

Southwestern Iowa Publishing
Company                                      Delaware                   Daily Nonpariel
                                                                        Valley News Today
                                                                        Clarinda Herald-Journal
                                                                        The Midlands Shopper Guide
                                                                        Denison Bulletin
                                                                        Ad-Visor
                                                                        Meat Empire Savings Guide
                                                                        Essex Independent
                                                                        Valley New Life
                                                                        Weekly Times
                                                                        Logan Herald Observer

York Newspaper, Inc.                         Delaware                   The York Newspaper Company
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
                                  EXHIBIT 21.1
                     SUBSIDIARIES OF MEDIANEWS GROUP, INC.

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SUBSIDIARIES                                 STATE OF INCORPORATION     NAMES UNDER WHICH IT CONDUCTS BUSINESS
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
Hanover Publishing Company                   Delaware                   The Evening Sun
                                                                        Community Sun
                                                                        The Lebanon Daily News
                                                                        The Palm Advertiser

Charleston Publishing Company                Delaware                   Charleston Newspapers

New England Newspapers, Inc.                 Delaware                   North Adams Transcript
                                                                        The Transcript Spotlight
                                                                        The Brattleboro Reformer
                                                                        Bennington Banner
                                                                        The Bennington Shopper
                                                                        The Manchester Journal
                                                                        The Berkshire Eagle
                                                                        The Shopper
                                                                        New England Internet Media
                                                                        Publishing Company, Inc.

Fitchburg Publishing Company                 Delaware                   The Sentinel & Enterprise
                                                                        North County Leader
                                                                        The Independent
                                                                        The Weekender Plus
                                                                        Pepperell Free Press
                                                                        Townsend Times
                                                                        Groton Landmark
                                                                        Harvard Hillside
                                                                        The Public Spirit
                                                                        Shirley Oracle
                                                                        Devens Commerce Journal
                                                                        Devens Digest
                                                                        Fitchburg Internet Media Publishing Company, Inc.

Lowell Publishing Company                    Delaware                   The Sun
                                                                        Lowell Internet Media Publishing Company, Inc.

The Denver Post Corporation                  Delaware                   The Denver Post
                                                                        Eastern Colorado Publishing Company

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
                                  EXHIBIT 21.1
                     SUBSIDIARIES OF MEDIANEWS GROUP, INC.

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SUBSIDIARIES                                 STATE OF INCORPORATION     NAMES UNDER WHICH IT CONDUCTS BUSINESS
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
Eastern Colorado Publishing
Company                                      Delaware                   Fort Morgan Times
                                                                        Journal-Advocate
                                                                        Lamar Daily News
                                                                        Morgan Times Review
                                                                        Journal-Advocate Shopper
                                                                        Tri-State Trader
                                                                        Akron News Reporter
                                                                        Brush News-Tribune
                                                                        Julesburg Advocate
                                                                        The Burlington Record
                                                                        Burlington Plain Dealer
                                                                        Farm & Ranch Exchange
                                                                        Trail-Gazette

Internet Media Publishing, Inc.              Delaware                   MediaNews Technologies
                                                                        Employment Specialists LLC
                                                                        AdOne Holding Company, Inc.

West Coast MediaNews LLC                     Delaware                   California Newspapers Partnership
                                                                        The Oakland Tribune
                                                                        The Tri-Valley Herald
                                                                        The Argus
                                                                        The Daily Review
                                                                        Alameda Times Star
                                                                        San Mateo County Times
                                                                        Alameda Accent
                                                                        Times Weekend
                                                                        San Bruno Herald
                                                                        Coastside Chronicle
                                                                        Daly City Record
                                                                        Brisbane Bee
                                                                        Millbrae Recorder-Progress
                                                                        The Pacifica Tribune
                                                                        The Wave
                                                                        Inland Valley Daily Bulletin
                                                                        Enterprise-Record

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
                                  EXHIBIT 21.1
                     SUBSIDIARIES OF MEDIANEWS GROUP, INC.

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SUBSIDIARIES                                 STATE OF INCORPORATION     NAMES UNDER WHICH IT CONDUCTS BUSINESS
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
                                                                        Times-Herald
                                                                        The Daily Democrat
                                                                        The Lompoc Record
                                                                        Ukiah Daily Journal
                                                                        Redlands Daily Facts
                                                                        Daily News
                                                                        San Bernardino County Sun
                                                                        The Milpitas Post
                                                                        The Freemont Bulletin
                                                                        The Berryessa Sun
                                                                        Tri-City Weekly

York Newspaper Company                       Pennsylvania General       The York Dispatch
                                             Partnership                The York Sunday News
                                                                        Weekly Record

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